Federated Capital Appreciation Fund
(A Portfolio of Federated Equity Funds)
Class A Shares
-------------------------------------------------------------------------------
Class B Shares
Class C Shares
Class K Shares
Supplement to the Prospectus dated December 31, 2004

Under the section entitled "Who Manages the Fund?" please delete the bio of Linda A. Duessel in its entirety and add the following:

Carol R. Miller

Carol R. Miller has been the Fund's Portfolio Manager since November 2005. Ms. Miller joined Federated as a Senior Vice President and Senior Portfolio Manager in November 2005. Ms. Miller was an Adjunct Professor of the Portfolio Management Course at Ohio State University from March 2005 until June 2005. From April 2003 until September 2004, Ms. Miller served as Managing Director, Growth Team Leader at Banc One Investment Advisors and from December 1999 until April 2003, she served as Director of Equity Securities at Nationwide Insurance. Ms. Miller is a Chartered Financial Analyst. She earned her B.S. in Finance and Accounting from Ohio State University and her M.B.A. in Finance from Ohio State University.

David Gilmore will remain as a Portfolio Manager of the Fund.







Cusip 314172701
Cusip 314172800
Cusip 314172883
Cusip 314172594
 33997 (11/05)

                                                               November 30, 2005